WisdomTree CBOE S&P 500 PutWrite Strategy Fund – PUTW

(NYSE Arca Ticker)

SUMMARY PROSPECTUS – June 24, 2015

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, as well as other information about the Fund, online at www.wisdomtree.com/prospectus. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree CBOE S&P 500 PutWrite Strategy Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the CBOE S&P 500 PutWrite Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and/or Service (12b-1) Fees	None
Other Expenses*	0.00%
Total Annual Fund Operating Expenses	0.44%
Fee Waivers**	(0.06)%
Total Annual Fund Operating Expenses After Fee Waivers**	0.38%

*	Other Expenses are based on estimated amounts for the current fiscal year.
**	WisdomTree Asset Management, Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed to limit the Management Fee to 0.38% through December 31, 2016, unless earlier terminated by the Board of Trustees of WisdomTree Trust (the “Trust”) for any reason at any time.

Example

The following example is intended to help retail investors compare the cost of investing in the Fund with the cost of investing in other funds. It illustrates the hypothetical expenses that such investors would incur over various periods if they were to invest $10,000 in the Fund for the time periods indicated and then redeem all of the shares at the end of those periods. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example does not include the brokerage commissions that retail investors may pay to buy and sell shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$39	$132

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund is newly organized, portfolio turnover information is not yet available.

WisdomTree Trust Prospectus	1

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return, and other characteristics of the Index as a whole. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in component securities of the Index and investments that have economic characteristics that are substantially identical to the economic characteristics of such component securities.

The Index tracks the value of a cash-secured (i.e., collateralized) put option sales strategy, which consists of selling (or “writing”) S&P 500 Index put options (“SPX Puts”) and investing the sale proceeds in one- and three-month Treasury bills. By selling a SPX Put, the Fund receives a premium from the option buyer, which increases the Fund’s return if the option is not exercised and expires worthless. If, however, the value of the S&P 500 Index falls below the SPX Put’s strike price, the option finishes “in-the-money” and the Fund pays the buyer the difference between the strike price and the value of the S&P 500 Index. The Index’s strategy (and, accordingly, the Fund’s strategy) of selling cash-secured SPX Puts serves to partially offset a decline in the value of the S&P 500 Index to the extent of the premiums received. Further, if the value of the S&P 500 Index increases beyond the amount of premiums received, Index (and Fund) returns would not be expected to increase accordingly.

All SPX Puts are standardized options traded on the Chicago Board Options Exchange (“CBOE”). The SPX Puts in the Index are struck at-the-money (i.e., struck at or very near the S&P 500 Index value) and are sold on a monthly basis, usually the third Friday of the month (the “Roll Date”), which matches the expiration date of the SPX Puts. The number of SPX Puts sold by the Fund varies month to month but is limited by the amount held by the Fund in Treasury bills, the value of which is expected to equal the maximum possible loss from final settlement of the SPX Puts. At each Roll Date, any settlement loss from the expiring SPX Puts is paid from the Treasury bill investments and a new batch of at-the-money SPX Puts is sold. The revenue from their sale is added to the Treasury bill account. In March quarterly cycle months (i.e., March, June, September, and December), the three-month Treasury bills are deemed to mature, and so the total cash available is reinvested at the three-month Treasury bill rate. In other months, the revenue from the sale of SPX Puts is invested separately at the one-month Treasury bill rate. The Fund expects to operate in a similar manner as the foregoing Index description in seeking to track the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus, titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■

Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■

Market Risk. The trading prices of equity securities and other instruments fluctuate in response to a variety of factors. The value of the SPX Puts sold by the Fund is based on the value of the stocks in the S&P 500 Index. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■

Shares of the Fund May Trade at Prices Other Than NAV. As with all exchange-traded funds (“ETFs”), Fund shares may be bought and sold in the secondary market at market prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines.

■

Cash Redemption Risk. The Fund’s investment strategy will require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it

WisdomTree Trust Prospectus	2

might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

■

Derivatives Risk. The Fund will invest in derivatives, including SPX Puts. Derivatives are financial instruments that derive their performance from an underlying reference asset, such as an index. The return on a derivative instrument may not correlate with the return of its underlying reference asset. Derivatives are subject to a number of risks described elsewhere in the Fund’s Prospectus, such as market risk and issuer-specific risk. Derivatives can be volatile and may be less liquid than other securities. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

■

Implied Volatility Risk. Upon selling a SPX Put, the Fund gains the amount of premium it receives; however, the Fund also incurs a liability that represents the value of the SPX Put it has sold until the SPX Put is exercised or expires. The value of the SPX Puts in which the Fund invests is partly based on the volatility used by market participants to price such options (i.e., implied volatility). Consequently, increases in the implied volatility of the SPX Puts will cause the value of such options to increase (even if the prices of the S&P 500 stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under the SPX Puts and thus decrease the Fund’s NAV. The Fund is therefore exposed to implied volatility risk before the SPX Puts expire or are struck at-the-money. The implied volatility of the SPX Puts sold by the Fund may increase due to general market and economic conditions, perceptions regarding the industries in which the issuers of S&P 500 stocks participate or factors relating to specific S&P 500 companies.

■

Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Issuer-Specific Risk. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and the Index may differ from each other for a variety of reasons.

■

Non-Diversification Risk. Although the Fund intends to invest in SPX Puts, which are valued based on stocks in the S&P 500 Index, and one- and three-month Treasury bills, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

■

Portfolio Turnover Risk. The Fund will pay transaction costs, such as commissions or mark-ups in the bid/offer spread on SPX Puts, when it writes options on the Roll Date. Because the Fund “turns over” its SPX Puts every month in this fashion, the Fund will incur high levels of transaction costs. While the turnover of the SPX Put positions is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Fund is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year).

■

Put Option Risk. Options may be subject to volatile swings in price influenced by changes in the value of the underlying instrument. The SPX Puts sold by the Fund may have imperfect correlation to the returns of the Index. Although the Fund collects premiums on the options it writes, the Fund’s risk of loss if its options expire in-the-money (i.e., the Fund, as the seller of the SPX Puts, owes the buyer of the SPX Puts) may outweigh the gains to the Fund from the receipt of such option premiums. The potential return to the Fund is limited to the amount of option premiums it receives; however, the Fund can potentially lose up to the entire strike price of each option it sells.

■

Tax Efficiency Risk. As a result of the Fund selling options to track the Underlying Index, it is expected that distributions by the Fund derived from the options positions will be taxable as ordinary income.

WisdomTree Trust Prospectus	3

Fund Performance

The Fund is new and therefore does not have a performance history.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Capital Management Corporation serves as sub-adviser to the Fund.

Portfolio Managers

Vassilis Dagioglu, a Managing Director, Head of Asset Allocation Portfolio Management, has been a portfolio manager of the Fund since its inception.

James Stavena, a Managing Director, Asset Allocation Portfolio Management Team Leader, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that shares of the Fund are listed on a national securities exchange, such as the NYSE Arca, and trade at market prices. Most investors will buy and sell shares of the Fund through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. Currently, Creation Units generally consist of 50,000 shares, though this may change from time to time. Creation Units are not expected to consist of less than 50,000 shares. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or a designated amount of U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

WisdomTree Trust Prospectus	4	WIS-PUTW-SUM-0615